Exhibit 99.1

DOLLAR TREE ANNOUNCES PRICING OF

$4,000 MILLION IN SENIOR NOTES

AND REFINANCING OF CERTAIN EXISTING DEBT

CHESAPEAKE, VA — April 5, 2018 — Dollar Tree, Inc. (NASDAQ: DLTR) (the “Company”), North America’s leading operator of discount variety stores, today announced that it has priced a public offering of $4,000 million of its senior notes (the “Offering”), consisting of $750 million aggregate principal amount of its Senior Floating Rate Notes due 2020 (the “Floating Rate Notes”), $1,000 million aggregate principal amount of its 3.700% Senior Notes due 2023 (the “2023 Notes”), $1,000 million aggregate principal amount of its 4.000% Senior Notes due 2025 (the “2025 Notes”) and $1,250 million aggregate principal amount of its 4.200% Senior Notes due 2028 (the “2028 Notes” and together with the Floating Rate Notes, the 2025 Notes and the 2028 Notes, the “Notes”).  The Floating Rate Notes will bear interest at a rate equal to three-month LIBOR plus 0.700% per annum, the 2023 Notes will bear interest at a rate of 3.700% per annum, the 2025 Notes will bear interest at a rate of 4.000% per annum and the 2028 Notes will bear interest at a rate of 4.200% per annum.

The Company expects to use the proceeds of the Offering, together with cash on hand and the proceeds of borrowings under new senior credit facilities that it expects to enter into concurrently with or in advance of the closing of the Offering (the “New Senior Credit Facilities”) to redeem all of its outstanding 5.750% Senior Notes due 2023 (the “Existing Notes”) and repay all of the outstanding loans under the Company’s existing senior secured credit facilities, including its Term Loan A-1 loans, which mature July 6, 2020 and currently bear interest at LIBOR plus 1.50% per annum, and its Term Loan B-2 Loans, which mature July 6, 2022 and currently bear interest at 4.25% per annum.  In connection with the foregoing, the Company also announced today that it is delivering a notice to holders of its Existing Notes of its election to redeem the Existing Notes on May 5, 2018 (the “Redemption Date”) at a price equal to 104.313% of the aggregate principal amount of the Existing Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date, conditioned on the closing of the Offering.

The Offering is expected to close on April 19, 2018, subject to customary closing conditions.  The commitments in respect of the New Senior Credit Facilities and the terms and conditions thereof (including the applicable interest rates) remain subject to the execution of definitive documentation, which is expected to occur concurrently with or in advance of the closing of the Offering.

J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Fifth Third Securities, Inc. and U.S. Bancorp Investments, LLC are serving as joint book-running managers for the Offering. PNC Capital

Markets LLC and SunTrust Robinson Humphrey, Inc. are serving as senior co-managers for the Offering. Citizens Capital Markets, Inc., HSBC Securities (USA) Inc., Regions Securities LLC and TD Securities (USA) LLC are serving as co-managers for the Offering.

The Notes are being offered pursuant to an automatically effective shelf registration statement (including a base prospectus) that has been filed with the U.S. Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement relating to the Offering was filed with the SEC on April 5, 2018. The final prospectus supplement relating to and describing the terms of the Offering will be filed with the SEC and will be available on the SEC website at www.sec.gov.

Copies of the prospectus supplement and accompanying prospectus relating to the Offering may be obtained from: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY, 10179, Attention: Investment Grade Syndicate Desk, Telephone Collect: (212) 834-4533, Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43 200 North College Street, 3rd Floor, Charlotte NC  28255-0001, Attention: Prospectus Department, Email: dg.prospectus_requests@baml.com or Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, Toll-Free: (800) 645-3751, Email: wfscustomerservice@wellsfargo.com.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the Notes, the Existing Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Formal Notice of Redemption and Other Information

A notice of redemption setting forth the redemption procedures for the Existing Notes is being provided to holders of the Existing Notes through the Depository Trust Company.  Copies of the notice of redemption and additional information relating to the procedures for redemption may be obtained from the trustee for the Existing Notes, U.S. Bank National Association, (800) 934-6802.

About Dollar Tree, Inc.

Dollar Tree, a Fortune 200 Company, now operates more than 14,800 stores across 48 states and five Canadian provinces. Stores operate under the brands of Dollar Tree, Family Dollar and Dollar Tree Canada. To learn more about the Company, visit www.DollarTree.com.

Forward- Looking Statements

This document contains “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements address future events, developments and results and are based upon current expectations that involve risks and uncertainties.  Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate,” “may,” “will,” “should,” “predict,” “possible,” “potential,” “continue,” “strategy,” and similar expressions.  For example, our forward-looking statements include, without limitation, statements regarding the Offering, the redemption of the Company’s Existing Notes and the New Senior Credit Facilities.  We operate in a very competitive and rapidly changing environment.  New risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements.  We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.  We do not undertake to publicly update or revise any forward-looking statements after the date of this document, whether as a result of new information, future events, or otherwise.

Information regarding other important factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended February 3, 2018, which are available at the SEC’s website http://www.sec.gov.

Investors Contact:

Randy Guiler
Dollar Tree, Inc.
rguiler@dollartree.com
(757) 321-5284

ISSUER FREE WRITING PROSPECTUS

Filed Pursuant to Rule 433

Registration No. 333-224071

DOLLAR TREE, INC.

PRICING TERM SHEET

April 5, 2018

$750,000,000 Senior Floating Notes Due 2020

$1,000,000,000 3.700% Senior Notes Due 2023

$1,000,000,000 4.000% Senior Notes Due 2025

$1,250,000,000 4.200% Senior Notes Due 2028

This pricing term sheet is qualified in its entirety by reference to the preliminary prospectus supplement dated April 5, 2018 (the “Preliminary Prospectus Supplement”), supplementing the base prospectus dated April 2, 2018 (the “Base Prospectus”) included in the registration statement (File No. 333-224071) filed with the Securities and Exchange Commission (the “SEC”). The information in this pricing term sheet supplements the Preliminary Prospectus Supplement and updates and supersedes the information in the Preliminary Prospectus Supplement and Base Prospectus to the extent it is inconsistent with the information contained therein. Terms used and not defined herein have the meanings assigned in such Preliminary Prospectus Supplement.

Issuer:	Dollar Tree, Inc.

Form of Offering:	SEC Registered

Current Rating (Moody’s/S&P)*:	Baa3/BBB-

Trade Date:	April 5, 2018

Settlement Date:

April 19, 2018 (T+10). We expect that delivery of the notes will be made to investors on or about April 19, 2018 which will be the tenth business day following the date hereof (such settlement being referred to as “T+10”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes on the date hereof or the next seven succeeding business days will be required, by virtue of the fact that the notes initially settle in T+10, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes on the date hereof or the next seven succeeding business days should consult their advisors.

Terms Applicable to Floating Rate Notes

Title of Securities:	Senior Floating Notes Due 2020

Final Maturity Date:	April 17, 2020

Principal Amount:	$750,000,000

Price to Public:	100.000%, plus accrued interest, if any, from April 19, 2018

Initial Interest Rate:	LIBOR on April 17, 2018, plus 70 basis points

Spread to LIBOR:	+70 basis points

Index Maturity:	Three months

Optional Redemption:	On and after April 22, 2019 at 100%, plus accrued and unpaid interest to, but excluding, the redemption date

Designated LIBOR Page:

Bloomberg L.P. page “BBAM” or such other page as may replace Bloomberg L.P. page “BBAM” on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks

Interest Payment Dates:	January 17, April 17, July 17 and October 17, commencing July 17, 2018

Record Dates:	January 3, April 3, July 3 and October 3

CUSIP/ISIN Numbers:	CUSIP: 256746 AE8 ISIN: US256746AE84

Terms Applicable to Fixed Rate Notes

Title of Securities:	3.700% Senior Notes Due 2023	4.000% Senior Notes Due 2025	4.200% Senior Notes Due 2028

Final Maturity Date:	May 15, 2023	May 15, 2025	May 15, 2028

Principal Amount:	$1,000,000,000	$1,000,000,000	$1,250,000,000

Benchmark Treasury:	2.500% due March 31, 2023	2.625% due March 31, 2025	2.750% due February 15, 2028

Benchmark Treasury Price and Yield:	99-11¼; 2.640%	99-03+; 2.766%	99-09+; 2.832%

Spread to Benchmark Treasury:	+110 basis points	+125 basis points	+140 basis points

Yield to Maturity:	3.740%	4.016%	4.232%

Price to Public:	99.814%, plus accrued interest, if any, from April 19, 2018	99.899%, plus accrued interest, if any, from April 19, 2018	99.736%, plus accrued interest, if any, from April 19, 2018

Coupon:	3.700%	4.000%	4.200%

Interest Payment Dates:	May 15 and November 15, commencing November 15, 2018

Record Dates:	May 1 and November 1

Optional Redemption:	T+20 basis points (prior to April 15, 2023); on and after April 15, 2023 at 100%, plus accrued and unpaid interest to, but excluding, the redemption date	T+20 basis points (prior to March 15, 2025); on and after March 15, 2025 at 100%, plus accrued and unpaid interest to, but excluding, the redemption date	T+25 basis points (prior to February 15, 2028); on and after February 15, 2028 at 100%, plus accrued and unpaid interest to, but excluding, the redemption date

CUSIP/ISIN Numbers:	CUSIP: 256746 AF5 ISIN: US256746AF59	CUSIP: 256746 AG3 ISIN: US256746AG33	CUSIP: 256746 AH1 ISIN: US256746AH16

Joint Book-Running Managers:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Wells Fargo Securities, LLC RBC Capital Markets, LLC Fifth Third Securities, Inc.

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U.S. Bancorp Investments, LLC

Senior Co-Managers:	PNC Capital Markets LLC SunTrust Robinson Humphrey, Inc.

Co-Managers:	Citizens Capital Markets, Inc. HSBC Securities (USA) Inc. Regions Securities LLC TD Securities (USA) LLC

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling J.P. Morgan Securities LLC at (212) 834-4533; Merrill Lynch, Pierce, Fenner & Smith Incorporated at (800) 294-1322;  or Wells Fargo Securities, LLC at (800) 645-3751.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers were automatically generated as a result of this communication being sent via Bloomberg or another email system.

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